SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN

REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION,

AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***]

Exhibit 10.5

Final Form

PRODUCED AND FLOWBACK WATER

GATHERING AND DISPOSAL AGREEMENT

BY AND BETWEEN

OASIS PETROLEUM NORTH AMERICA LLC,

OASIS MIDSTREAM SERVICES LLC,

AND

OASIS MIDSTREAM PARTNERS LP

DATED AS OF

[                    ], 2017

WILD BASIN

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN

REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION,

AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***]

i

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REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION,

AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***]

ii

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN

REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION,

AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***]

Section 16.12	Rules of Construction	28
Section 16.13	No Third Party Beneficiaries	29
Section 16.14	Further Assurances	29
Section 16.15	Counterpart Execution	29
Section 16.16	Memorandum of Agreement	29

EXHIBITS

Exhibit A	Dedicated Acreage
Exhibit B	Gathering System
Exhibit C	Form of Right of Way Agreement
Exhibit D	Form of Memorandum of Agreement
Exhibit E	Form of Monthly Statement
Exhibit F	Excluded Wells
Exhibit G	Fees
Exhibit H	Gatherer Provisions

iii

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AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***]

PRODUCED AND FLOWBACK WATER

GATHERING AND DISPOSAL AGREEMENT

This Produced and Flowback Water Gathering and Disposal Agreement (this “Agreement”), dated as of [                ], 2017 (the “Effective Date”), is by and between OASIS PETROLEUM NORTH AMERICA LLC, a Delaware limited liability company (“Producer”), OASIS MIDSTREAM SERVICES LLC, a Delaware limited liability company (“OMS”), and OASIS MIDSTREAM PARTNERS LP, a Delaware limited partnership (“MLP”, and collectively with OMS, “Gatherer”). Producer and Gatherer may be referred to herein individually as a “Party” or collectively as the “Parties”.

RECITALS

A. Producer owns Interests and intends to produce Produced Water and Flowback Water from Wells on the Dedicated Acreage.

B. Gatherer owns the Gathering System, which gathers Produced Water and Flowback Water from certain Wells of Producer. Gatherer anticipates the expansion of the Gathering System to connect additional Wells of Producer.

C. Producer desires to contract with Gatherer to provide the Services on the Gathering System with respect to Dedicated Saltwater, including disposal of such Dedicated Saltwater, and Gatherer desires to provide the Services to Producer, in each case in accordance with the terms and conditions of this Agreement.

D. Producer has agreed (i) to dedicate and commit to deliver Dedicated Saltwater to Gatherer under this Agreement and (ii) to perform certain other obligations under this Agreement, in each case in accordance with the terms and conditions of this Agreement.

NOW THEREFORE, in consideration of the premises and mutual covenants set forth in this Agreement, the Parties agree as follows:

ARTICLE 1

DEFINITIONS

Capitalized terms used, but not otherwise defined, in this Agreement shall have the respective meanings given to such terms set forth below:

Affiliate. Any Person that, directly or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with another Person. Affiliated shall have the correlative meaning. Notwithstanding the foregoing, for purposes of this Agreement, Gatherer and its subsidiaries shall not be Affiliates of Producer and its other subsidiaries, and Producer and its other subsidiaries shall not be Affiliates of Gatherer and its other subsidiaries.

Agreed Formation. The Bakken/Three Forks formation and any other formation the Saltwater from which the Parties agree will be subject to dedication hereunder.

Agreement. As defined in the preamble hereof.

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REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION,

AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***]

Applicable Law. Any law (including any Environmental Law), rule, regulation, ordinance, code, order, writ, judgment, decree or rule of common law or any judicial or administrative interpretation thereof or other legal or regulatory determination by a Governmental Authority of competent jurisdiction.

Barrel. 42 Gallons at 60 degrees Fahrenheit and zero gauge pressure.

Business Day. Any calendar Day on which commercial banks in Houston, Texas are open for business.

CDP. A central delivery point at which Producer aggregates volumes of Saltwater produced from one or more Wells that is or is required to be connected to the Gathering System in accordance with this Agreement, including the Planned CDPs.

Completion Deadline. As defined in Section 3.3(b).

Confidential Information. As defined in Section 16.6(a).

Conflicting Dedication. Any gathering or disposal agreement or other commitment or arrangement that would require Dedicated Saltwater to be gathered on any gathering system other than the Gathering System or disposed of other than into the Disposal Wells.

Connection Notice. As defined in Section 3.3(b).

Contract Year. Each of (a) the period from the Effective Date through December 31, 2017, (b) the period from January 1, 2018 through December 31, 2018 and (c) each period of 12 consecutive Months thereafter.

Control. Possessing the power to direct or cause the direction of the management and policies of a Person, whether through ownership, by contract or otherwise. Notwithstanding the foregoing, any Person shall be deemed to control any specified Person if such Person owns 50% or more of the voting securities of the specified Person, or if the specified Person owns 50% or more of the voting securities of such Person, or if 50% or more of the voting securities of the specified Person and such Person are under common control. Controlled or Controls shall have correlative meanings.

Day. A period commencing at 12:00 a.m., Central Standard Time, on a calendar day and ending at 12:00 a.m., Central Standard Time, on the next succeeding calendar day. Daily shall have the correlative meaning.

Dedicated Acreage. The area identified on Exhibit A.

Dedicated Properties. All Interests now owned or hereafter acquired by Producer and located wholly within the Dedicated Acreage.

Dedicated Saltwater. All Saltwater produced on or after the Effective Date (except for the Saltwater produced from the Excluded Wells) that Producer has the right to control and deliver for gathering and that is attributable to any Dedicated Property and is produced through a Well from an Agreed Formation.

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN

REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION,

AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***]

DevCos. Bobcat DevCo LLC, a Delaware limited liability company, and any other Affiliate of OMS or MLP that directly owns assets utilized in the performance of the Services.

Disposal Fee. As defined on Exhibit G.

Disposal System. Collectively, the Gathering System and the Disposal Wells.

Disposal Well. Each disposal well connected to the Gathering System owned by Gatherer and/or used by Gatherer (in each case, through one or more DevCos) for the disposal of Dedicated Saltwater.

DSU. With respect to each Well or planned Well, the actual spacing unit for such Well determined by the North Dakota Industrial Commission or, if no such determination has been made at the relevant time, an area of 1280 acres around such Well or planned Well within which the well bore for such Well is or is expected to be open.

Easement Notice. As defined in Section 3.4(b).

Effective Date. As defined in the preamble of this Agreement.

Environmental Laws. All Applicable Laws pertaining to the presence or release of environmental contaminants (including any Hazardous Materials), or relating to natural resources (including any protected species) or the environment (including the air, water, surface or subsurface of the ground) as same are in effect at any time and including the Comprehensive Environmental Response, Compensation and Liability Act (“CERCLA”), as amended by Superfund Amendments and Reauthorization Act (“SARA”), 42 U.S.C. §§ 9601 et seq.; Resource Conservation and Recovery Act (“RCRA”), as amended by the Solid Waste Disposal Act (“SWDA”), 42 U.S.C. §§6901 et seq.; Federal Water Pollution Control Act (“FWPCA”), as amended by the Clean Water Act (“CWA”), 33 U.S.C. §§ 1251 et seq.; Safe Drinking Water Act, 42 U.S.C. §§ 300f et seq.; Clean Air Act (“CAA”), 42 U.S.C., §§ 7401 et seq.; and Toxic Substances Control Act (“TSCA”), 15 U.S.C., §§ 2601 et seq., as each are amended from time to time, and any similar state or local enactments by Governmental Authorities.

Excluded Water. Any water other than Produced Water or Flowback Water that is generated from Producer’s operations or that collects at or near the Well Pads.

Excluded Wells. The Wells listed on Exhibit F.

Fees. As defined in Section 5.1.

Firm Capacity Saltwater. Saltwater that is accorded the highest priority on the Disposal System with respect to all capacity allocations, interruptions or curtailments.

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REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION,

AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***]

Flowback Water. Water produced from a Well through clean-out equipment, and not through production equipment. The Parties shall monitor the identification of Flowback Water and review the methodology regarding identifying Flowback Water from time to time.

Force Majeure. As defined in Section 12.2.

Gallon. One U.S. gallon, which is equal to 231 cubic inches.

Gatherer. As defined in the preamble of this Agreement.

Gathering Fee. As defined on Exhibit G.

Gathering System. The gathering system described on Exhibit B, together with any additional System Segments constructed after the Effective Date, as such gathering system is expanded after the Effective Date, including, in each case, to the extent now in existence or constructed or installed in the future, Saltwater gathering pipelines, Receipt Point facilities, Measurement Facilities, rights of way, fee parcels, surface rights and permits, and all appurtenant facilities.

Governmental Authority. Any federal, state, local, municipal, tribal or other government; any governmental, regulatory or administrative agency, commission, body or other authority exercising or entitled to exercise any administrative, executive, judicial, legislative, regulatory or taxing authority or power; and any court or governmental tribunal, including any tribal authority having or asserting jurisdiction.

Hazardous Materials. Collectively, (a) materials defined as “hazardous substances” in CERCLA, or any successor statute, unless such term has been given broader meaning by Applicable Law with respect to the Services or the Parties (including Governmental Authorities establishing common law liability), in which case such broader meaning shall apply; (b) materials defined as “hazardous wastes” in RCRA, or any successor statute, unless such term has been given broader meaning by Applicable Law with respect to the Services or the Parties (including Governmental Authorities establishing common law liability), in which case such broader meaning shall apply; (c) petroleum or petroleum product; (d) any polychlorinated biphenyl and (e) any pollutant or contaminant or hazardous, dangerous or toxic chemical, material, waste or substance, including naturally occurring radioactive material, regulated under or within the meaning of any applicable Environmental Law.

Interests. Oil and gas leasehold interests and oil and gas mineral fee interests, including working interests, overriding royalty interests, net profits interests, carried interests, and similar rights and interests.

Interruptible Saltwater. Saltwater that is accorded a lower priority on the Disposal System with respect to capacity allocations, interruptions or curtailments as compared to Firm Capacity Saltwater.

Maintenance. As defined in Section 6.2.

Maximum DSU Volume. [***] Barrels per Day.

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AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***]

Measurement Facilities. Facilities or equipment used to measure the volume of Saltwater, which may include meters, isolation valves, recording devices, communication equipment, buildings and barriers.

MLP. As defined in the preamble of this Agreement.

Month. A period commencing at 12:00 a.m., Central Standard Time, on the first Day of a calendar month and extending until 12:00 a.m., Central Standard Time, on the first Day of the next succeeding calendar month. Monthly shall have the correlative meaning.

New Well. Any Well spud after the Effective Date.

OMS. As defined in the preamble of this Agreement.

Parties. As defined in the preamble of this Agreement.

Party. As defined in the preamble of this Agreement.

Permit. Any permit, license (including seismic or geophysical licenses, where applicable), certification, concession, approval, consent, ratification, waiver, authorization, clearance, confirmation, exemption, franchise, designation, variance, qualification or accreditation issued, granted, given or otherwise made available by or under any Governmental Authority or pursuant to any Applicable Law.

Person. An individual, a corporation, a partnership, a limited partnership, a limited liability company, an association, a joint venture, a trust, an unincorporated organization, or any other entity or organization, including a Governmental Authority.

Planned CDP. As defined in Section 3.3(b).

Produced Water. Water produced from a Well through production equipment.

Producer. As defined in the preamble of this Agreement.

Reasonable and Prudent Operator. A Person using reasonable efforts to perform its obligations under this Agreement exercising the degree of skill, diligence, prudence and foresight that would reasonably and ordinarily be expected from a skilled and experienced operator complying with all Applicable Laws and engaged in the same type of undertaking under the same or similar circumstances.

Receipt Point. In the case of Saltwater received by Gatherer into the Gathering System, the inlet valve at the Measurement Facilities located at or nearby a CDP. In the case of Saltwater picked up by Gatherer in a truck, the outlet flange of Producer’s storage tank or other storage facility at or near a Well Pad where such Saltwater is stored prior to pickup by Gatherer or such other location from which such Saltwater is collected by Gatherer.

Saltwater. Collectively Produced Water, Flowback Water, and, to the extent that Gatherer agrees to gather and dispose of any volumes of Excluded Water in accordance with

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REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION,

AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***]

Section 3.1(h), such volumes of Excluded Water, in each case together with all materials (including hydrocarbons) contained in such Produced Water, Flowback Water and Excluded Water.

Saltwater Quality Specifications. As defined in Section 8.1.

Services. As defined in Section 3.1.

System Segment. A physically separate segment of the Gathering System that connects one or more Wells of Producer to one or more Disposal Wells, including all Saltwater gathering pipelines, Receipt Point facilities, Measurement Facilities, rights of way, fee parcels, surface rights and permits, and all appurtenant facilities.

Target Completion Date. As defined in Section 3.3(b).

Taxes. All gross production, severance, conservation, ad valorem and similar or other taxes measured by or based upon production, together with all taxes on the right or privilege of ownership of Saltwater, or upon the Services, including gathering, transportation, handling, transmission and disposal of Saltwater, including gross receipts taxes, and including all of the foregoing now existing or in the future imposed or promulgated.

Third Party Saltwater. Saltwater produced by Persons other than Producer and not considered Dedicated Saltwater hereunder.

Transfer. Any sale, assignment, conveyance or other transfer, including pursuant to an exchange or farmout. Transfers and Transferred have the correlative meanings.

Transferee. Any Person to which a Transfer is made.

Well. A well for the production of hydrocarbons in which Producer owns an interest and that is operated by Producer that produces or is intended to produce Dedicated Saltwater or otherwise is connected or is required to be connected to the Gathering System in accordance with this Agreement.

Well Pad. The surface installation on which one or more Wells are located.

ARTICLE 2

PRODUCER COMMITMENTS

Section 2.1 Producer’s Dedication. Subject to Section 2.2 through Section 2.4, Producer exclusively dedicates the Dedicated Properties to Gatherer for the performance of the Services under this Agreement and commits to deliver to Gatherer, as and when produced, all Dedicated Saltwater into the Disposal System for the performance of the Services under this Agreement. The Parties agree and acknowledge that the Saltwater produced from the Excluded Wells is not subject to the dedication and commitment made by Producer under this Agreement.

Section 2.2 Conflicting Dedications. Producer shall have the right to comply with each of the Conflicting Dedications entered into by a non-Affiliated predecessor-in-interest to

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AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***]

Producer that is applicable as of the date of acquisition thereof to any Dedicated Property acquired after the Effective Date (but not any Conflicting Dedication entered into in connection with such acquisition); provided, however, that Producer shall have the right to comply with Conflicting Dedications only until the last Day of the Month in which the termination of such Conflicting Dedication occurs and Producer shall not affirmatively extend the term of such Conflicting Dedication beyond the minimum term provided for in the document evidencing such Conflicting Dedication or allow the term of such Conflicting Dedications to extend beyond its primary or initial term pursuant to the operation of an “evergreen” or other similar provision if Producer has the ability to terminate such Conflicting Dedication without incurring any costs, penalties or expenses. To Producer’s knowledge, the Dedicated Saltwater is not, as of the Effective Date, subject to any Conflicting Dedication. If Dedicated Saltwater produced from a Well on a Well Pad is subject to a Conflicting Dedication that Producer has the right to comply with under this Section 2.2, Producer has the right, in complying with such Conflicting Dedication, to deliver all Dedicated Saltwater from such Well Pad in accordance with the Conflicting Dedication.

Section 2.3 Producer’s Reservations. Producer reserves the following rights with respect to Dedicated Saltwater for itself and for the operator of the relevant Dedicated Properties: (a) to operate Wells producing oil, gas and Dedicated Saltwater as a reasonable and prudent operator in its sole discretion, including the right, but never the obligation, to drill New Wells, to repair and rework then-existing Wells, to renew or extend, in whole or in part, any Interest covering any of the Dedicated Properties, and to cease production from or abandon any Well or surrender or release any such Interest, in whole or in part, whether or not capable of producing oil and gas and Saltwater under normal methods of operation; (b) to deliver Dedicated Saltwater that has been temporarily or permanently released from the dedication and commitment made by Producer under this Agreement, including pursuant to Section 3.3(b), Section 3.4(c), Section 6.4(a), Section 6.5 or Section 8.2(d), to any Person other than Gatherer; (c) to separate, process or otherwise remove any constituents, contaminants or skim oil in the Dedicated Saltwater prior to delivery to Gatherer at the Receipt Points; and (d) to acquire Wells connected to existing gathering systems and to continue to deliver to such gathering systems Saltwater produced from such Wells; provided that, to the extent that Saltwater from such Wells constitutes Dedicated Saltwater and Saltwater from such Wells is not previously dedicated to a third party, then Producer shall deliver a Connection Notice to Gatherer with respect to any such Well not later than 30 Days after its acquisition, and thereafter shall deliver Saltwater to such gathering system only until Gatherer has connected such Well to the Gathering System in accordance with Section 3.3.

Section 2.4 Covenant Running with the Land. The Parties intend that the dedication and commitment made by Producer under this Agreement be a covenant running with (a) the Dedicated Properties, as a burden on Producer’s title thereto and binding on successors-in-interest in and to the Dedicated Properties, and (b) the Disposal System, as a benefit accruing to Gatherer’s title thereto and inuring to the benefit of successors-in-interest to the Disposal System. Producer shall not Transfer any or all of its interest in any Dedicated Property unless (i) Producer obtains and delivers to Gatherer a written acknowledgment by the Transferee in favor of Gatherer acknowledging that the Transferred Dedicated Property shall remain subject to this Agreement in all respects and (ii) each instrument of conveyance expressly so states. Notwithstanding the foregoing, Producer shall be permitted to Transfer any Dedicated Property

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AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***]

free of the dedication and commitment made by Producer under this Agreement and without complying with the requirements of this Section 2.4 in a Transfer in which a number of net acres of Dedicated Properties that, when added to the total of net acres of Dedicated Properties theretofore and, where applicable, simultaneously Transferred free and clear of the dedication and commitment made by Producer under this Agreement, does not exceed the aggregate number of net acres of Dedicated Properties acquired by Producer after the Effective Date, including in a transaction in which Dedicated Properties are exchanged for other properties located in the Dedicated Acreage that would be subject to dedication hereunder; provided, however, that any such release of Dedicated Properties from such dedication and commitment shall not include any Dedicated Saltwater produced from any Well that is located on a Well Pad if the other Wells on such Well Pad are or have been connected to the Gathering System (whether producing, shut-in, temporarily abandoned or which has been spud or as to which drilling, completion, reworking or other well operations have commenced) or that is located on a Well Pad if a Connection Notice has previously been delivered by Producer for the CDP through which such Well Pad is produced.

Section 2.5 Priority of Dedicated Saltwater. Dedicated Saltwater tendered at the Receipt Points on the Gathering System on any Day shall be Firm Capacity Saltwater. Producer’s Saltwater that is not Dedicated Saltwater that is tendered at the Receipt Points on any Day shall be Interruptible Saltwater unless otherwise agreed to by Gatherer.

ARTICLE 3

SERVICES; GATHERING SYSTEM EXPANSION AND CONNECTION OF WELLS

Section 3.1 Gatherer Service Commitment. Subject to and in accordance with the terms and conditions of this Agreement, Gatherer commits to providing the following services (collectively, the “Services”) to Producer:

(a) construct and expand the Gathering System to connect the Gathering System to each CDP that aggregates any Well or Wells that is or are producing or will produce Dedicated Saltwater and with respect to which Producer has delivered a Connection Notice in accordance with Section 3.3(b);

(b) provide, maintain and operate Measurement Facilities at or downstream of the separator and production treater or atmospheric tankage at each CDP;

(c) receive, or cause to be received, into the Gathering System, from Producer, at each Receipt Point, all Saltwater tendered by or on behalf of Producer up to the Maximum DSU Volume per Day at the Receipt Points on each DSU;

(d) to the extent required in accordance with Section 6.4, collect Dedicated Saltwater by truck and deliver such Dedicated Saltwater to the relevant Disposal Facility;

(e) receive, or cause to be received, into the Gathering System, from Producer, at each Receipt Point, all Interruptible Saltwater, if any, to the extent not curtailed in accordance with Section 6.3;

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REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION,

AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***]

(f) provide, maintain and operate adequate pumps and equipment to create sufficient pressure in the Disposal System to transfer all Saltwater up to the Maximum DSU Volume per Day received into the Gathering System from Producer at the Receipt Points and to dispose of all such Saltwater into the Disposal Wells;

(g) dispose of all Saltwater received into the Gathering System or picked up by truck in accordance with this Agreement into the Disposal Wells; and

(h) upon request of Producer, gather and dispose of Excluded Water, if Gatherer agrees to do so in its sole discretion.

Gatherer shall act as a Reasonable and Prudent Operator in performing the Services and any of its other obligations under this Agreement.

Section 3.2 Exchange and Review of Information.

(a) The Parties recognize that all information provided by Producer to Gatherer regarding its intentions with respect to the development of the Dedicated Properties is subject to change and revision at any time at the discretion of Producer, and that such changes may impact the timing, configuration and scope of the planned activities of Gatherer. The exchange of such information and any changes thereto shall not give rise to any rights or liabilities as among the Parties except as expressly set forth in this Agreement, and Gatherer shall determine at its own risk the time at which it begins to work on and incur costs in connection with particular Gathering System expansion projects, including the acquisition of rights of way, equipment and materials. Without limiting the generality of the foregoing, Producer has no obligation to Gatherer under this Agreement to develop or produce any Saltwater from the Dedicated Properties or to pursue or complete any drilling or development on the Dedicated Properties other than the terms specifically stated in this Agreement.

(b) Producer agrees to provide to Gatherer, prior to October 15 of each year, copies of a drilling plan for the following calendar year, which shall describe the planned drilling and production activities relating to Producer’s Interests in the Dedicated Acreage during such year, including good faith and reasonable forecasts of the volume of Dedicated Saltwater expected to be produced through all CDPs during such year, and including the location of all Planned CDPs expected to be connected to the Gathering System during such year, and the projected spud date, projected completion date and projected volumes for each New Well that is expected to be completed and to produce through each CDP during such year. Each time Producer materially updates such drilling plan, it shall provide a copy of such updated drilling plan to Gatherer, but not less frequently than on a calendar quarter basis.

Section 3.3 CDP Connections.

(a) Gatherer shall design and develop the Disposal System for the purpose of providing the Services as and when needed to support the upstream development of the Dedicated Acreage, and Gatherer shall be obligated, at its sole cost and expense, subject to the provisions of this Agreement, to procure, construct, install, own and operate the Disposal System so as to timely connect the Planned CDPs to the Gathering System, connect the Gathering System to Disposal Wells and timely commence providing the full scope of the Services with

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REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION,

AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***]

respect to all Dedicated Saltwater produced from all CDPs, including the Planned CDPs from and after their connection to the Gathering System, all in accordance with this Section 3.3; provided that the foregoing shall not preclude Gatherer from also designing and developing the Gathering System to accommodate Third Party Saltwater.

(b) Producer shall from time to time give notice (a “Connection Notice”) to Gatherer of each CDP that Producer intends to construct and install (or a CDP that is subject to a Conflicting Dedication that has expired or will expire, or that Producer has terminated or will terminate, prior to the applicable Completion Deadline) through which Dedicated Saltwater will be produced (each, a “Planned CDP”). Each Connection Notice shall set forth the target completion date for drilling and completion of the initial Well to produce through such Planned CDP (the “Target Completion Date”). Following delivery of a Connection Notice with respect to a Planned CDP, Gatherer shall cause the necessary facilities to be constructed to connect such Planned CDP to the Gathering System and to commence the Services with respect to Dedicated Saltwater produced from such Planned CDP by the date that is (i) in the case of a Planned CDP that (A) is located two miles or less from the then-existing Gathering System at the time of such Connection Notice and (B) the Target Completion Date for which is during the months of May through October, 90 Days after the date of Producer’s delivery of such Connection Notice and (ii) in the case of a Planned CDP that is (A) located greater than two miles from the then-existing Gathering System at the time of such Connection Notice or (B) the Target Completion Date for which is during the months of November through April, 180 Days after the date of Producer’s delivery of such Connection Notice (such date, the “Completion Deadline”). Gatherer shall provide Producer notice promptly upon Gatherer’s becoming aware of any reason to believe that it may not be able to connect a Planned CDP to the Gathering System by the Completion Deadline therefor or to otherwise complete all facilities necessary to provide the full scope of the Services with respect to all Dedicated Saltwater produced through such Planned CDP by the Completion Deadline therefor. If and to the extent Gatherer is delayed in completing and making available such facilities by a Force Majeure event or any action of Producer that is inconsistent with the cooperation requirements of Section 3.5, then the Completion Deadline for such connection shall be extended for a period of time equal to that during which Gatherer’s completion and making available of such facilities was delayed by such events or actions. If such facilities are not completed and made available by the Completion Deadline (as may be extended in accordance with Section 3.4(b)), as Producer’s sole and exclusive remedies for such delay:

(i) Gatherer shall truck the Dedicated Saltwater produced through such CDP in accordance with Section 6.4 at Gatherer’s sole cost and expense from the Completion Deadline (but without giving any effect to any extension of the Completion Deadline as a result of Force Majeure) until the Gathering System is connected to such CDP; and

(ii) at Producer’s option, the Dedicated Saltwater produced from the CDP and any future Wells drilled within the same DSU or any portion thereof shall be permanently released from the dedication and commitment made by Producer under this Agreement.

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN

REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION,

AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***]

(c) To the extent that the CDP connection is required sooner than the Completion Deadline determined as set forth above, the Parties shall meet and discuss the issues and potential additional costs associated with acceleration of such connection, and shall use reasonable efforts mutually to agree upon an accelerated connection timing. If Producer is willing to pay for the additional costs involved with accelerating a connection, Gatherer shall use reasonable efforts to complete the CDP connection within such accelerated timing.

Section 3.4 Right of Way and Access.

(a) Gatherer is responsible for the acquisition of rights of way, crossing permits, licenses, use agreements, access agreements, leases, fee parcels and other rights in land necessary to construct, own and operate the Gathering System, and all such rights in land shall be solely for use by Gatherer and shall not be shared with Producer, except as otherwise agreed by Gatherer; provided that Producer agrees to grant, without warranty of title, either express or implied, to the extent that it has the right to do so without the incurrence of expense, an easement and right of way upon the lands covered by the Dedicated Properties, for the sole purpose of installing, using, maintaining, servicing, inspecting, repairing, operating, replacing, disconnecting and removing all or any portion of the Gathering System, including any pipelines, meters and other equipment necessary for the performance of this Agreement; provided, further, that the exercise of these rights by Gatherer shall not unreasonably interfere with Producer’s lease operations or with the rights of owners in fee, and will be subject to Producer’s safety and other reasonable access requirements applicable to Producer’s personnel. Producer shall not have a duty to maintain the underlying agreements (such as leases, easements and surface use agreements) that such grant of easement or right of way to Gatherer is based upon, and such grants of easement or right of way will terminate if Producer loses its rights to the property, regardless of the reason for such loss of rights. Notwithstanding the foregoing, (i) Producer will assist Gatherer to secure replacements for such terminated grants of easement or right of way, in a manner consistent with the cooperation requirements of Section 3.5, (ii) to the extent that Producer agrees that Gatherer’s Measurement Facilities may be located on Producer’s Well Pad sites, Producer shall be responsible for obtaining any necessary rights to locate such Measurement Facilities on such Well Pad sites and (iii) Producer shall use reasonable efforts to involve Gatherer in Producer’s negotiations with the owners of lands covered by the Dedicated Properties so that Producer’s surface use agreements and Gatherer’s rights of way with respect to such lands can be concurrently negotiated and obtained.

(b) If Gatherer cannot obtain the rights of way (on terms and conditions reasonably acceptable to Gatherer after diligent pursuit thereof) necessary to connect any Planned CDP within 45 Days of delivery of a Connection Notice, then Gatherer shall so notify Producer in writing (the “Easement Notice”) within 45 Days of delivery of the Connection Notice. Producer shall have the right (but not the obligation) to obtain, at its sole cost and expense, such rights of way generally in the format of Gatherer’s standard right of way agreement within 45 Days of delivery of such Easement Notice. Gatherer’s form of right of way agreement is attached as Exhibit C. The right of way agreement utilized by Producer can have modifications to the Exhibit C format as long as it does not materially change or reduce the rights or obligations under such right of way agreement. If Producer obtains such rights of way in accordance with the immediately preceding sentence, Producer shall assign such right of way to Gatherer, and Gatherer’s connection obligations for the applicable CDP shall continue in

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN

REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION,

AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***]

accordance with the terms of this Agreement; provided, however, that the time required for Gatherer to connect the applicable CDP shall be extended by a number of days commencing on the date of delivery of the Easement Notice and ending on the date that Gatherer receives from Producer the assignment of all such rights of way so obtained by Producer (together with executed originals of all such rights of way). In such event, Gatherer shall pay Producer for such rights of way an amount per rod equal to the average price per rod paid by Gatherer for the purchase of rights of way in the Dedicated Acreage during the preceding 12 month period. If Gatherer has not purchased right of way within the Dedicated Acreage during the previous 12 months, then Gatherer shall pay Producer for such rights of way an amount per rod equal to the amount per rod paid by Gatherer under its most recent purchase of rights of way in the Dedicated Acreage.

(c) In the event that Producer fails to obtain such rights of way during such 45 Day period, Gatherer shall be responsible for trucking Saltwater from such Planned CDP to a Disposal Well subject to and in accordance with Section 6.4, and Producer shall have the option, upon written notice to Gatherer, to permanently release the entire DSU or any portion thereof associated with the Wells connected to such CDP from the dedication and commitment made by Producer under this Agreement.

Section 3.5 Cooperation. Because of the interrelated nature of the actions of Producer and Gatherer required to obtain the necessary Permits from the appropriate Governmental Authorities and the necessary consents, rights of way and other authorizations from other Persons necessary to drill and complete each Well and construct the required extensions of the Gathering System to each Planned CDP, Producer and Gatherer agree to work together in good faith to obtain such Permits, authorizations, consents and rights of way as expeditiously as reasonably practicable. Producer and Gatherer further agree to cooperate with each other and to communicate regularly regarding their efforts to obtain such Permits, authorizations, consents and rights of way.

Section 3.6 Allocation of Gatherer Obligations.

(a) OMS and MLP shall be jointly and severally liable for obligations of Gatherer under this Agreement; provided that (i) (A) OMS shall be severally, and not jointly, liable for the obligations of Gatherer to expand or add additional capacity to the Disposal System, and in the case of any such expansion or addition, OMS’s liability shall be limited to a percentage of such liability equal to its percentage ownership interest (but not including any of OMS’s indirect ownership interest through MLP), at the time such liability is incurred, in the DevCo that owns or will own such expansion or addition (which percentage may be zero) and (B) OMS shall not have any liability for the obligations of Gatherer that are solely related to assets owned by, or Services performed by, a DevCo or DevCos in which OMS does not hold any ownership interest (other than an indirect ownership interest through MLP) at the time the applicable obligation arose and (ii) (A) MLP shall be severally, and not jointly, liable for the obligations of Gatherer to expand or add additional capacity to the Disposal System, and in the case of any such expansion or addition, MLP’s liability shall be limited to a percentage of such liability equal to its percentage ownership interest, at the time such liability is incurred, in the DevCo that owns or will own such expansion or addition (which percentage may be zero) and (B) MLP shall not have any liability for the obligations of Gatherer that are solely related to assets owned by, or Services performed by, a DevCo or DevCos in which MLP does not hold any ownership interest at the time the applicable obligation arose.

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN

REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION,

AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***]

(b) OMS and MLP hereby agree to the provisions set forth on Exhibit H.

ARTICLE 4

TERM

Section 4.1 Term. This Agreement shall become effective on the Effective Date and, unless terminated earlier by mutual agreement of the Parties, shall continue in effect until December 31, 2032 and from Contract Year to Contract Year thereafter until such time as this Agreement is terminated, by notice from any Party to the other Party, effective at the end of the first Contract Year ending after the 270th Day after the delivery of such notice.

Section 4.2 Post-Termination. If Gatherer or Producer provides notice of termination of this Agreement at any time for any reason pursuant to the terms and conditions of this Agreement, Producer shall have the option (to be exercised by providing written notice to Gatherer prior to the termination of the Agreement) to continue to receive the Services or a portion of the Services for all or any portion of its volumes of Saltwater on a year-to-year basis on the same terms and conditions as the most favorable terms and conditions that Gatherer continues to provide services that are the same as or similar to the Services or any portion of the Services for volumes of Saltwater on the Disposal System under an agreement with any third party unless and until terminated by Producer; provided, however, that if the option to extend the term of this Agreement on a year-to-year basis pursuant to this Section 4.2 is exercised, any obligation of Gatherer to continue to provide the Services pursuant to such option shall not extend beyond December 31, 2042. Gatherer shall provide copies to Producer of any such third party agreements applicable to volumes of Saltwater accessing the Disposal System upon any notice of termination of this Agreement (whether such notice is delivered by Gatherer or Producer).

Section 4.3 Survival. Article 1, this Article 4, Section 9.6, Article 10, Article 11, Article 13, Article 14, Article 15 and Article 16 shall survive termination or expiration of this Agreement.

ARTICLE 5

FEES AND CONSIDERATION

Section 5.1 Fees. Subject to the other provisions of this Agreement, Producer shall pay Gatherer each Month in accordance with the terms of this Agreement, for all Services provided by Gatherer during such Month, an amount equal to the sum of the fees (collectively, the “Fees”) set forth on Exhibit G.

ARTICLE 6

CERTAIN RIGHTS AND OBLIGATIONS OF PARTIES

Section 6.1 Operational Control of Gatherer’s Facilities. Gatherer shall design, construct, own, operate and maintain the Disposal System at its sole cost and risk. Gatherer shall be entitled to full and complete operational control of its facilities and shall be entitled to schedule deliveries and to operate and reconfigure its facilities in a manner consistent with its obligations under this Agreement.

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN

REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION,

AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***]

Section 6.2 Maintenance. Gatherer shall be entitled, without liability, to interrupt its Disposal System performance hereunder to perform necessary or desirable inspections, pigging, maintenance, testing, alterations, modifications, expansions, connections, repairs or replacements to its facilities as Gatherer deems necessary (“Maintenance”), with reasonable notice provided to Producer, except in cases of emergency where such notice is impracticable or in cases where the operations of Producer will not be affected. Gatherer shall use reasonable efforts to schedule any Maintenance to minimize the effect on providing the Services pursuant to this Agreement. Before the beginning of the calendar year, Gatherer shall provide Producer in writing with a projected schedule of the Maintenance to be performed during the year and the anticipated date of such Maintenance. Gatherer shall truck Producer’s Dedicated Saltwater subject to and in accordance with Section 6.4 during all times of Maintenance on the Disposal System.

Section 6.3 Capacity Allocations on the Disposal System. Subject to the capacity allocations set forth in this Section 6.3, Gatherer has the right to contract with other Persons for the delivery of Third Party Saltwater to the Disposal System, including the delivery of Firm Capacity Saltwater. If the volume of Saltwater available for delivery into any System Segment exceeds the capacity of such System Segment at any point relevant to Gatherer’s service to Producer hereunder, then Gatherer shall interrupt or curtail receipts of Saltwater in accordance with the following:

(a) First, Gatherer shall curtail all Interruptible Saltwater prior to curtailing Firm Capacity Saltwater.

(b) Second, if additional Disposal System curtailments are required beyond Section 6.3(a), Gatherer shall curtail Firm Capacity Saltwater on the Disposal System. In the event Gatherer curtails some, but not all, Firm Capacity Saltwater on a particular Day, Gatherer shall allocate the capacity of the applicable point on the relevant System Segment available to each Person entitled to deliver Firm Capacity Saltwater, including Dedicated Saltwater, on a pro rata basis based on the most recent previous Month’s Receipt Point volumes and allowing Gatherer in its sole discretion to include estimated volumes from New Wells that are connected to a Receipt Point that were not producing during the previous Month;

provided that Gatherer shall truck Producer’s Dedicated Saltwater subject to and in accordance with Section 6.4 during all times of curtailment on the Disposal System.

Section 6.4 Trucking.

(a) If Gatherer is not able to receive volumes of Dedicated Saltwater into the Gathering System up to the Maximum DSU Volume at the Receipt Points on each DSU on any Day for any reason, including (i) Force Majeure, (ii) delays in construction of Planned CDPs under Section 3.3(b), (iii) inability to obtain right of way under Section 3.4(c), (iv) Maintenance under Section 6.2, (v) curtailment under Section 6.3, (vi) insufficient pressure at the Receipt Points under Section 7.1 or (vii) lack of electrical facilities under Section 7.3, then Gatherer shall truck such volumes to a Disposal Well; provided, however, that the volumes that Gatherer must

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN

REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION,

AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***]

truck on any Day from any DSU shall not exceed the Maximum DSU Volume minus actual Barrels received at the Receipt Points on the Gathering System on such DSU on such Day. For all volumes of Saltwater picked up by Gatherer by truck in accordance with this Section 6.4(a), Gatherer shall be entitled to receive the sum of (1) the actual third party invoiced cost for trucking such Saltwater not to exceed the Gathering Fee and (2) the Disposal Fee. Gatherer shall use reasonable efforts to minimize trucking costs by bidding out the required trucking services on an annual basis or more frequently as requested by Producer, but not to exceed two times per Contract Year. Gatherer shall provide the results of each such bid process to Producer. Within 30 Days of commencing trucking operations pursuant to this Section 6.4(a), Gatherer shall provide Producer with a written explanation detailing the reason for its inability to receive volumes into the Gathering System, and its commitment to diligently pursue a plan to achieve delivery of all volumes of Saltwater tendered by Producer up to the Maximum DSU Volume for any DSU through the Gathering System at each affected DSU. The Parties may mutually agree to review capacity in excess of the Maximum DSU Volume for any DSU. Notwithstanding the foregoing, in no event shall Gatherer be required to provide trucking services pursuant to this Section 6.4(a) for a period in excess of [***] consecutive months per DSU; provided that if Gatherer is not able to receive volumes up to the Maximum DSU Volume at the Receipt Points on each DSU on any Day for any reason other than Force Majeure and, as a result, Producer has excess volume that is being curtailed on the Gathering System for a period in excess of [***] months, then Gatherer shall (at Producer’s request and option) either (A) permanently release the entire DSU or any portion thereof associated with the Wells connected to such CDP from the dedication and commitment made by Producer under this Agreement or (B) continue to truck excess volumes up to the Maximum DSU Volume beyond the aforementioned [***] month period and receive the Fees for such volumes.

(b) For volumes of Saltwater that Gatherer is unable to receive into the Gathering System for any reason that Gatherer is not obligated to pick up by truck pursuant to Section 6.4(a), Gatherer shall, if requested by Producer, truck such volumes and charge actual third party invoiced costs to Producer for such trucking in lieu of the Gathering Fee (but Gatherer shall continue to receive the applicable Disposal Fee for all such Saltwater). For the avoidance of doubt, such actual third party invoiced costs to truck shall not be limited to the Gathering Fee.

Section 6.5 Temporary Releases. In addition to any other rights and remedies available to Producer under this Agreement or at law or in equity, if Gatherer fails or is unable or unwilling for any reason (including Force Majeure) to accept all volumes of Dedicated Saltwater tendered by or on behalf of Producer pursuant to this Agreement and provide the Services in accordance therewith, including any failure or inability to truck volumes of Saltwater in accordance with Section 6.4, then the volumes of Dedicated Saltwater in excess of what Gatherer is willing and able to accept shall be temporarily released from the dedication and commitment made by Producer under this Agreement. Producer may immediately deliver such volumes to any Person other than Gatherer, and Producer shall have the right to enter into commitments to deliver such volumes of Dedicated Saltwater to other third party gatherers, such commitments to be for no longer than reasonably necessary under the circumstances, as determined by Producer in its sole discretion.

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN

REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION,

AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***]

ARTICLE 7

PRESSURES; PRODUCER’S FACILITIES; ELECTRICITY

Section 7.1 Pressures at Receipt Points. Producer shall deliver or cause to be delivered Saltwater to each Receipt Point on the Gathering System from atmospheric tanks or from low pressure separation at sufficient pressure to enter Gatherer’s Receipt Point pump on the Gathering System against its operating pressure, except that Gatherer shall not be obligated to gather Saltwater at pressures in excess of the maximum allowable operating pressure of the Gathering System at such Receipt Point, as determined by Gatherer in its sole discretion. Gatherer shall operate its measurement and Receipt Point pump at a pressure that allows Producer to deliver Saltwater directly from its atmospheric tanks or low pressure separation into the Gathering System without additional pumps; provided that such atmospheric tanks have a minimum of four feet of hydrostatic head or low pressure separation at the low liquid level to allow Gatherer’s pumps to attain proper suction pressure.

Section 7.2 Producer Facilities.

(a) Producer, at its own expense, shall construct, equip, maintain and operate all facilities necessary to deliver Dedicated Saltwater to Gatherer at the Receipt Points. Producer shall install and maintain sufficient pressure regulating equipment upstream of the Receipt Points on the Gathering System in order to keep the pressure of the Saltwater delivered to Gatherer at such Receipt Points from exceeding the maximum allowable operating pressure of the Gathering System at the applicable Receipt Point, as determined by Gatherer in its sole discretion. Such equipment shall include low pressure separation facilities and atmospheric tankage upstream of the Receipt Points.

(b) Producer shall have the right to install facilities and flow volumes attributable to Producer’s interests in operated and non-operated wells outside, but on DSUs that are contiguous with, the Dedicated Acreage, allowing such wells to flow into existing CDPs or to new CDPs mutually agreed between Producer and Gatherer where Gatherer shall provide a meter and tap at Gatherer’s sole cost and expense. Producer shall provide a list of wells from outside, but on DSUs that are contiguous with, the Dedicated Acreage that will be connected to existing CDPs or to new CDPs in accordance with this Section 7.2(b).

Section 7.3 Electrical Facilities. To the extent that Producer has electrical power available at a CDP in excess of Producer’s own uses, as Producer determines in its reasonable discretion, Producer will supply electrical power without cost to Gatherer at each such CDP for Gatherer’s Measurement Facilities and pumps. If Gatherer requires additional electrical power at such site, then Gatherer shall either install, own, operate and maintain a generator at its sole cost and expense or shall truck such volumes from such CDP at its sole cost and expense subject to and in accordance with Section 6.4.

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN

REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION,

AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***]

ARTICLE 8

QUALITY

Section 8.1 Receipt Point Saltwater Quality Specifications. Saltwater delivered by Producer to each Receipt Point shall meet the following specifications (collectively, the “Saltwater Quality Specifications”):

(a) temperature of not more than [***] degrees Fahrenheit at the Receipt Point;

(b) total suspended solids of not more than [***] percent; and

(c) free of hazardous wastes and other substances that may not be received into or transferred through the Gathering System, transported by truck or disposed of into the Disposal Wells in accordance with Applicable Laws and Permits and Gatherer’s operational standards.

Section 8.2 Non-Spec Saltwater.

(a) Gatherer shall test and monitor the Saltwater tendered by Producer at the Receipt Points as a Reasonable and Prudent Operator to ensure that it meets the Saltwater Quality Specifications. If Gatherer determines at any time that any Saltwater tendered by Producer at any Receipt Point does not meet the Saltwater Quality Specifications, then Gatherer shall have the right, at its sole option and effective immediately upon notice to Producer, to refuse to accept such Saltwater.

(b) If Producer determines or otherwise becomes aware at any time prior to delivery that any Saltwater that will be tendered by Producer at any Receipt Point will not meet the Saltwater Quality Specifications, then Producer shall provide written notice to Gatherer. Upon receipt of such notice, if Gatherer nevertheless accepts such Saltwater, then Producer shall not be liable for any claims or losses arising out of or related to delivery of such Saltwater, including any damages or losses downstream of the applicable Receipt Point(s).

(c) Producer shall not be liable for any claims or losses arising out of or related to delivery of Saltwater that does not meet the Saltwater Quality Specifications, including any damages or losses downstream of the applicable Receipt Point(s); provided that Producer shall be liable for such claims or losses if Producer determines or otherwise becomes aware at any time prior to delivery that any Saltwater that will be tendered by Producer at any Receipt Point will not meet the Saltwater Quality Specifications and Producer fails to deliver written notice to Gatherer pursuant to Section 8.2(b).

(d) Any Saltwater that is tendered by Producer that Gatherer refuses to accept pursuant to this Section 8.2 shall be temporarily released from the dedication and commitment made by Producer under this Agreement so that Producer may dispose of any such Saltwater.

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN

REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION,

AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***]

ARTICLE 9

MEASUREMENT EQUIPMENT AND PROCEDURES

Section 9.1 Measurement Facilities. Gatherer shall install, own, operate and maintain Measurement Facilities to measure Saltwater at all the Receipt Points located on the Gathering System. Measurement Facilities at such Receipt Points shall meet current industry standards for custody transfer measurement. Producer shall have the right to install check Measurement Facilities upstream of each such Receipt Point.

Section 9.2 Notice of Measurement Facilities Inspection and Calibration. Each of Producer and Gatherer shall give two days’ notice to the other in order that the other may, at its option, have representatives present to observe any reading, inspecting, testing, calibrating or adjusting of Measurement Facilities used in measuring or checking the measurement of receipts of Saltwater under this Agreement. The data from such Measurement Facilities shall remain the property of the Measurement Facilities’ owner, but copies of such records shall, upon written request, be submitted to the requesting Party for inspection and verification.

Section 9.3 Measurement Accuracy Verification.

(a) Gatherer shall calibrate meters as often as required, as determined by Gatherer in accordance with standard industry practices to reasonably assure accurate measurement, but at least once per year.

(b) If, during any test of the Measuring Facilities, an adjustment or calibration error is found which results in an incremental adjustment to the calculated flow rate through each meter in excess of two percent of the adjusted flow rate (whether positive or negative and using the adjusted flow rate as the percent error equation denominator), then any previous recordings of such equipment shall be corrected to zero error for any period during which the error existed (and which is either known definitely or agreed to by Producer and Gatherer) and the total flow for the period redetermined in accordance with the provisions of Section 9.5. If the period of error condition cannot be determined or agreed upon between Producer and Gatherer, such correction shall be made over a period extending over the last one half of the time elapsed since the date of the prior test revealing the two percent error.

(c) If, during any test of any Measurement Facilities, an adjustment or calibration error is found which results in an incremental adjustment to the calculated flow rate which does not exceed two percent of the adjusted flow rate, all prior recordings and data shall be considered to be accurate for quantity determination purpose.

Section 9.4 Special Tests. If Producer or Gatherer desires a test of any Measurement Facilities not scheduled by a Party under the provisions of Section 9.3, two days advance notice shall be given to the other and both Producer and Gatherer shall cooperate to secure a prompt test of the accuracy of such equipment. If the Measurement Facilities tested are found to be within the range of accuracy set forth in Section 9.3(b), then the Party that requested the test shall pay the costs of such test including any labor and transportation costs pertaining thereto. If the Measurement Facilities tested are found to be outside the range of accuracy set forth in Section 9.3(b), then the Party that owns such Measurement Facilities shall pay such costs and perform the corrections according to Section 9.5.

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN

REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION,

AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***]

Section 9.5 Metered Flow Rates in Error. If, for any reason, any Measurement Facilities are (i) out of adjustment, (ii) out of service or (iii) out of repair and the total calculated flow rate through each meter is found to be in error by an amount of the magnitude described in Section 9.3, the total quantity of Saltwater delivered shall be determined in accordance with the first of the following methods which is feasible:

(a) by using the registration of any mutually agreeable check metering facility, if installed and accurately registering (subject to testing as provided for in Section 9.3);

(b) where multiple meters exist in series, by calculation using the registration of such meter equipment; provided that they are measuring Saltwater from upstream and downstream headers in common with the faulty metering equipment, are not controlled by separate regulators and are accurately registering;

(c) by correcting the error by re-reading of the official meter, or by straightforward application of a correcting factor to the quantities recorded for the period (if the net percentage of error is ascertainable by calibration, tests or mathematical calculation); or

(d) by estimating the quantity, based upon deliveries made during periods of similar conditions when the meter was registering accurately.

Section 9.6 Record Retention. The Party owning the Measurement Facilities shall retain and preserve all test data, meter recordings and similar records for any calendar year for a period of at least 24 months following the end of such calendar year unless Applicable Law requires a longer time period or the Party has received written notification of a dispute involving such records, in which case records shall be retained until the related issue is resolved.

Section 9.7 Measurement of Saltwater Collected by Truck. Saltwater collected by truck shall be measured either by the Measurement Facilities into which such Saltwater is delivered or by gauging the water level in Producer’s tanks into which such water is delivered or by such other method as shall be mutually agreed to by the Parties.

Section 9.8 Summary Measurement Reports. If Gatherer develops summary measurement reports for Producer’s Wells or the Gathering System, Gatherer shall provide copies of such reports to Producer upon Producer’s request.

ARTICLE 10

NOTICES

Section 10.1 Notices. Unless otherwise provided herein, any notice, request, invoice, statement or demand which any Party desires to serve upon any other regarding this Agreement shall be made in writing and shall be considered as delivered (a) when hand delivered, (b) when delivery is confirmed by pre-paid delivery service (such as FedEx, UPS, DHL or a similar delivery service), (c) if mailed by United States certified mail, postage prepaid, three Business Days after mailing, (d) if sent by facsimile transmission, when receipt is confirmed by the

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REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION,

AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***]

equipment of the transmitting Party or (e) when sent via email; provided that if sent by email after normal business hours or if receipt of a facsimile transmission is confirmed after normal business hours, receipt shall be deemed to be the next Business Day. Notwithstanding the foregoing, if a Party desires to serve upon another a notice of default under this Agreement, the delivery of such notice shall be considered effective under this Section 10.1 only if delivered by any method set forth in the foregoing clauses (a) through (b). Any notice shall be given to the other Party or Parties at the following address(es), or to such other address as any Party shall designate by written notice to the others:

Producer:	Oasis Petroleum North America LLC
1001 Fannin, Suite 1500
Houston, Texas 77002

Attn: Robin Hesketh
Phone: (281) 404-9484
Fax: (281) 404-9501
Email: rhesketh@oasispetroleum.com

Gatherer:	Oasis Midstream Services LLC
1001 Fannin, Suite 1500
Houston, Texas 77002

Attn: Jim Doss
Phone: (713) 770-6445
Fax: (281) 404-9501
Email: jdoss@oasispetroleum.com

And

Oasis Midstream Partners LP
1001 Fannin, Suite 1500
Houston, Texas 77002

Attn: Richard Robuck
Phone: (281) 404-9602
Fax: (281) 404-9501
Email: rrobuck@oasispetroleum.com

ARTICLE 11

INVOICES AND PAYMENTS

Section 11.1 Statements and Invoices. Not later than the twentieth Business Day following the end of each Month, Gatherer shall provide Producer with a detailed statement in the form set forth on Exhibit E setting forth the quantity of Saltwater received by Gatherer at the Receipt Points in such Month, the Gathering Fee and the Disposal Fee with respect to such Month, together with measurement summaries and all relevant supporting documentation, to the

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REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION,

AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***]

extent available on such twentieth Business Day (with Gatherer being obligated to deliver any such supporting documentation that is not available on such twentieth Business Day as soon as it becomes available). Producer shall make payment to Gatherer by the later of: (a) the last Business Day of the Month in which such invoice is received or (b) 30 Days after receipt of the invoice. Such payment shall be made by wire transfer pursuant to wire transfer instructions delivered by Gatherer to Producer in writing from time to time or other means as mutually agreeable by the Parties. If any overcharge or undercharge in any form whatsoever shall at any time be found and the invoice therefor has been paid, Gatherer shall refund any amount of overcharge, and Producer shall pay any amount of undercharge, within 30 Days after final determination thereof; provided, however, that no retroactive adjustment will be made beyond a period of 24 Months from the date of a statement hereunder.

Section 11.2 Right to Suspend on Failure to Pay. If any undisputed amount due hereunder remains unpaid for 60 Days after the due date, Gatherer shall have the right to suspend or discontinue the Services hereunder until any such past due amount is paid.

Section 11.3 Audit Rights. Either Producer or Gatherer, on not less than 30 Days prior written notice to the other, shall have the right, at its expense, at reasonable times during normal business hours, but in no event more than twice in any period of 12 consecutive Months, to audit the books and records of the other to the extent necessary to verify the accuracy of any statement, allocation, measurement, computation, charge, payment made under, or obligation or right pursuant to this Agreement. The scope of any audit shall be limited to transactions affecting Saltwater tendered by Producer hereunder or the Services performed hereunder and shall be limited to the 24 Month period immediately prior to the Month in which the notice requesting an audit was given. All statements, allocations, measurements, computations, charges or payments made in any period prior to the 24 Month period immediately prior to the Month in which the audit is requested shall be conclusively deemed true and correct and shall be final for all purposes.

Section 11.4 Payment Disputes. In the event of any dispute with respect to any payment hereunder, Producer shall make timely payment of all undisputed amounts, and Gatherer and Producer will use good faith efforts to resolve the disputed amounts within 60 Days following the original due date. Any amounts subsequently resolved shall be due and payable within ten Days of such resolution.

Section 11.5 Interest on Late Payments. In the event that Producer shall fail to make timely payment of any sums, except those contested in good faith or those in a good faith dispute, when due under this Agreement, interest will accrue from the date payment is due until the date payment is made at an annual rate equal to the lesser of (a) ten percent or (b) the maximum percentage permitted by Applicable Law.

Section 11.6 Excused Performance. Gatherer will not be required to perform or continue to perform services hereunder, and Producer shall not be obligated to deliver Dedicated Saltwater to the Gathering System in the event:

(a) the other Party has voluntarily filed for bankruptcy protection under any chapter of the United States Bankruptcy Code;

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN

REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION,

AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***]

(b) the other Party is the subject of an involuntary petition of bankruptcy under any chapter of the United States Bankruptcy Code, and such involuntary petition has not been settled or otherwise dismissed within 90 Days of such filing; or

(c) the other Party otherwise becomes insolvent, whether by an inability to meet its debts as they come due in the ordinary course of business or because its liabilities exceed its assets on a balance sheet test; and/or however such insolvency may otherwise be evidenced.

ARTICLE 12

FORCE MAJEURE

Section 12.1 Suspension of Obligations. In the event a Party is rendered unable, wholly or in part, by Force Majeure to carry out its obligations under this Agreement, other than the obligation to make payments then or thereafter due hereunder, and such Party promptly gives notice and reasonably full particulars of such Force Majeure in writing to the other Parties promptly after the occurrence of the cause relied on, then the obligations of the Party giving such notice, so far as and to the extent that they are affected by such Force Majeure, shall be suspended during the continuance of any inability so caused, but for no longer period, and such cause shall so far as reasonably possible be remedied with all reasonable dispatch by the Party claiming Force Majeure.

Section 12.2 Definition of Force Majeure. The term “Force Majeure” as used in this Agreement shall mean any cause or causes not reasonably within the control of the Party claiming relief and which, by the exercise of reasonable diligence, such Party is unable to prevent or overcome, including acts of God; strikes, lockouts or other industrial disturbances; acts of the public enemy, acts of terror, sabotage, wars, blockades, military action, insurrections or riots; epidemics; landslides, subsidence, lightning, earthquakes, fires, storms or storm warnings; crevasses, floods or washouts; civil disturbances; explosions, breakage or accident to wells, machinery, equipment or lines of pipe; the necessity for testing or making repairs or alterations to wells, machinery, equipment or lines of pipe; freezing of wells, equipment or lines of pipe; inability of any Party hereto to obtain, after the exercise of reasonable diligence, necessary materials, supplies, rights of way or Permits; or any action or restraint by any Governmental Authority (so long as the Party claiming relief has not applied for or assisted in the application for, and has opposed where and to the extent reasonable, such action or restraint, and as long as such action or restraint is not the result of a failure by the claiming Party to comply with Applicable Law).

Section 12.3 Settlement of Strikes and Lockouts. It is understood and agreed that the settlement of strikes or lockouts shall be entirely within the discretion of the Party affected thereby, and that the above requirement that any Force Majeure shall be remedied with all reasonable dispatch shall not require the settlement of strikes or lockouts by acceding to the demands of the opposing party when such course is inadvisable in the sole discretion of the Party affected thereby.

Section 12.4 Payments for Services Performed. Notwithstanding the foregoing, it is specifically understood and agreed by the Parties that an event of Force Majeure will in no way affect or terminate Producer’s obligation to make payment for the Services performed prior to such event of Force Majeure.

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN

REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION,

AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***]

ARTICLE 13

INDEMNIFICATION

Section 13.1 Gatherer. Subject to the terms of this Agreement, including Article 14 and Section 16.8, Gatherer shall release, indemnify, defend and hold harmless Producer and its Affiliates, directors, officers, employees, agents, consultants, representatives and invitees from and against all claims and losses arising out of or relating to (a) the operations of Gatherer or (b) any breach of this agreement by Gatherer.

Section 13.2 Producer. Subject to the terms of this Agreement, including Article 14 and Section 16.8, Producer shall release, indemnify, defend and hold harmless Gatherer and its Affiliates, directors, officers, employees, agents, consultants, representatives and invitees from and against all claims and losses arising out of or relating to (a) the operations of Producer or (b) any breach of this agreement by Producer.

ARTICLE 14

CUSTODY AND TITLE

Section 14.1 Custody. As among the Parties, (a) Producer shall be in custody, control and possession of Saltwater hereunder until such Saltwater is delivered to the Receipt Points, and (b) Gatherer shall be in custody, control and possession of Saltwater after it is delivered to Gatherer at the Receipt Points. The Party having custody and control of Saltwater under the terms of this Agreement shall be responsible for, and shall defend, indemnify, release and hold the other Parties and their respective Affiliates, and its and their directors, officers, employees, agents, consultants, representatives, invitees and contractors harmless from and against, all claims and losses of whatever kind and nature for anything that may happen or arise with respect to such Saltwater when such Saltwater is in its custody and control, including claims and losses resulting from any negligent acts or omissions of any indemnified party, but excluding any claims and losses to the extent caused by or arising out of the negligence, gross negligence or willful misconduct of the party claiming indemnity.

Section 14.2 Producer Warranty. Producer represents and warrants that it owns, or has the right to deliver to the Gathering System, all Saltwater delivered under this Agreement. If the title to Saltwater delivered by Producer hereunder is disputed or is involved in any legal action, Gatherer shall have the right to cease receiving such Saltwater to the extent of the interest disputed or involved in legal action, during the pendency of the action or until title is freed from the dispute, or until Producer furnishes, or causes to be furnished, defense and indemnification to hold Gatherer harmless from all claims arising out of the dispute or action, with surety acceptable to Gatherer. Producer shall release, indemnify, defend and hold Gatherer harmless from and against all claims and losses arising out of or related to any liens, encumbrances or adverse claims on any of Producer’s Saltwater delivered to the Receipt Points.

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN

REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION,

AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***]

Section 14.3 Title. Title to and risk of loss attributable to Saltwater received by Gatherer under this Agreement, including all constituents, contaminants and skim oil thereof, shall transfer from Producer to Gatherer at each applicable Receipt Point.

ARTICLE 15

TAXES

Section 15.1 Taxes. Producer shall pay or cause to be paid and agrees to hold Gatherer harmless as to the payment of all excise, gross production, severance, sales, occupation and all other Taxes, charges or impositions of every kind and character required by statute or by order of Governmental Authorities and levied against or with respect to any Saltwater delivered by Producer under this Agreement. Gatherer shall not become liable for such Taxes, unless designated to remit those Taxes on behalf of Producer by any duly constituted jurisdictional agency having authority to impose such obligations on Gatherer, in which event the amount of such Taxes remitted on Producer’s behalf shall be (a) reimbursed by Producer upon receipt of invoice, with corresponding documentation from Gatherer setting forth such payments, or (b) deducted from amounts otherwise due to Gatherer under this Agreement. Gatherer shall pay or cause to be paid all Taxes, charges and assessments of every kind and character required by statute or by order of Governmental Authorities with respect to the Gathering System or provision of the Services. No Party shall be responsible nor liable for any Taxes or other statutory charges levied or assessed against the facilities of any other Party, including ad valorem tax (however assessed), used for the purpose of carrying out the provisions of this Agreement or against the net worth or capital stock of such Party.

ARTICLE 16

MISCELLANEOUS

Section 16.1 Rights. The failure of any Party to exercise any right granted hereunder shall not impair nor be deemed a waiver of that Party’s privilege of exercising that right at any subsequent time or times.

Section 16.2 Applicable Laws. This Agreement is subject to all valid present and future laws, regulations, rules and orders of Governmental Authorities now or hereafter having jurisdiction over the Parties, this Agreement, or the services performed or the facilities utilized under this Agreement.

Section 16.3 Governing Law; Jurisdiction; Waiver of Jury Trial.

(a) This Agreement shall be governed by, construed and enforced in accordance with the laws of the State of Texas, without regard to choice of law principles that would result in the application of the laws of a different jurisdiction.

(b) The Parties agree that the appropriate, exclusive and convenient forum for any disputes between the Parties arising out of this Agreement or the transactions contemplated hereby shall be in any state or federal court in Harris County, Texas, and each of the Parties irrevocably submits to the jurisdiction of such courts solely in respect of any proceeding arising out of or related to this Agreement. The Parties further agree that the Parties shall not bring suit with respect to any disputes arising out of this Agreement or the transactions contemplated hereby in any court or jurisdiction other than the above specified courts.

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN

REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION,

AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***]

(c) EACH PARTY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ITS RIGHT TO TRIAL BY JURY IN ANY PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE.

Section 16.4 Successors and Assigns.

(a) This Agreement shall extend to and inure to the benefit of and be binding upon the Parties and their respective successors and permitted assigns. Except as set forth in Section 16.4(b), no Party shall have the right to assign its respective rights and obligations in whole or in part under this Agreement without the prior written consent of the other Parties (such consent shall not be unreasonably withheld, conditioned or delayed) and any assignment or attempted assignment made otherwise than in accordance with this Section 16.4 shall be null and void ab initio.

(b) Notwithstanding Section 16.4(a):

(i) Gatherer shall have the right to assign its rights under this Agreement, in whole or in part, as applicable, without the consent of Producer, if such assignment is made to any Person to which the Disposal System or any part thereof has been or will be Transferred that assumes in writing all of Gatherer’s obligations hereunder (if applicable, to the extent that part of the Gathering System being Transferred to such Person) and is an Affiliate of Gatherer;

(ii) Gatherer shall have the right to grant a security interest in this Agreement to a lender or other debt provider (or trustee or agent on behalf of such lender) of Gatherer; and

(iii) Producer shall have the right to assign its rights under this Agreement, in whole or in part, as applicable, without the consent of Gatherer, to any Person to which Producer sells, assigns or otherwise Transfers all or any portion of the Dedicated Properties and who assumes in writing all of Producer’s obligations hereunder (if applicable, to the extent of the Dedicated Properties being Transferred to such Person) and Producer shall be released from its obligations under this Agreement to the extent of such assignment.

(c) If this Agreement is assigned (in whole or in part) by Gatherer to any Person that is not an Affiliate of OMS or MLP, or if there is a change of Control of MLP or any DevCo such that an Affiliate of Oasis Petroleum Inc. no longer Controls MLP or such DevCo (as applicable), then Producer can seek to renegotiate the terms and conditions of this Agreement with Gatherer. If the Parties are unable to agree on mutually agreeable amendments (if any) to this Agreement, then Producer shall have the right to terminate this Agreement, effective upon the assignment or change of Control, as applicable.

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN

REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION,

AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***]

Section 16.5 Severability. If any provision of this Agreement is determined to be void or unenforceable, in whole or in part, then (a) such provision shall be deemed inoperative to the extent it is deemed void or unenforceable, (b) the Parties agree to enter into such amendments to this Agreement in order to give effect, to the greatest extent legally possible, to the provision that is determined to be void or unenforceable and (c) the other provisions of this Agreement in all other respects shall remain in full force and effect and binding and enforceable to the maximum extent permitted by law; provided, however, that in the event that a material term under this Agreement is so modified, the Parties will, timely and in good faith, negotiate to revise and amend this Agreement in a manner which preserves, as closely as possible, each Party’s business and economic objectives as expressed by the Agreement prior to such modification.

Section 16.6 Confidentiality.

(a) Confidentiality. Except as otherwise provided in this Section 16.6, each Party agrees that it shall maintain all terms and conditions of this Agreement, and all information disclosed to it by another Party or obtained by it in the performance of this Agreement and relating to another Party’s business (including development plans, gathering system plans and all data relating to the production of Producer, including well data, production volumes, volumes gathered, transported and disposed) (collectively, “Confidential Information”) in strictest confidence, and that it shall not cause or permit disclosure of this Agreement or its existence or any provisions contained herein without the express written consent of the disclosing Party.

(b) Permitted Disclosures. Notwithstanding Section 16.6(a) disclosures of any Confidential Information may be made by any Party (i) to the extent necessary for such Party to enforce its rights hereunder against another Party; (ii) to the extent to which a Party is required to disclose all or part of this Agreement by a statute or by the order or rule of a Governmental Authority exercising jurisdiction over the subject matter hereof, by order, by regulations or by other compulsory process (including deposition, subpoena, interrogatory or request for production of documents); (iii) to the extent required by the applicable regulations of a securities or commodities exchange; (iv) to a third person in connection with a proposed sale or other transfer of a Party’s interest in this Agreement (provided such third person agrees in writing to be bound by the terms of this Section 16.6); (v) to its own directors, officers, employees, agents and representatives; (vi) to an Affiliate; (vii) to financial advisors, attorneys and banks (provided such Persons are subject to a confidentiality undertaking consistent with this Section 16.6(b)) or (viii) except for information disclosed pursuant to Article 3, to a royalty, overriding royalty, net profits or similar owner burdening Dedicated Saltwater (provided such royalty, overriding royalty, net profits or similar owner agrees in writing to be bound by the terms of this Section 16.6).

(c) Notification. If a Party is or becomes aware of a fact, obligation or circumstance that has resulted or may result in a disclosure of any of the terms and conditions of this Agreement authorized by Section 16.6(b)(ii) or (iii), it shall so notify in writing the disclosing Party promptly and shall provide documentation or an explanation of such disclosure as soon as it is available.

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN

REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION,

AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***]

(d) Party Responsibility. Each Party shall be deemed solely responsible and liable for the actions of its directors, officers, employees, agents, representatives and Affiliates for maintaining the confidentiality commitments of this Section 16.6.

(e) Public Announcements. The Parties agree that prior to making any public announcement or statement with respect to this Agreement or the transaction represented herein permitted under this Section 16.6, the Party desiring to make such public announcement or statement shall provide the other Parties with a copy of the proposed announcement or statement prior to the intended release date of such announcement. The other Parties shall thereafter consult with the Party desiring to make the release, and the Parties shall exercise their reasonable efforts to (i) agree upon the text of a joint public announcement or statement to be made by all Parties or (ii) in the case of a statement to be made solely by one Party, obtain approval of the other Parties to the text of a public announcement or statement. Nothing contained in this Section 16.6 shall be construed to require any Party to obtain approval of any other Party to disclose information with respect to this Agreement or the transaction represented herein to any Governmental Authority to the extent required by Applicable Law or necessary to comply with disclosure requirements of the Securities and Exchange Commission, New York Stock Exchange or any other regulated stock exchange.

(f) Survival. The provisions of this Section 16.6 shall survive any expiration or termination of this Agreement for a period of one year.

Section 16.7 Entire Agreement, Amendments and Waiver. The exhibits to this Agreement are hereby incorporated by reference into this Agreement. This Agreement, including all exhibits hereto, integrates the entire understanding among the Parties with respect to the subject matter covered and supersedes all prior understandings, drafts, discussions or statements, whether oral or in writing, expressed or implied, dealing with the same subject matter. This Agreement may not be amended or modified in any manner except by a written document signed by the Parties that expressly amends this Agreement. No waiver by a Party of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (whether or not similar), nor shall such waiver constitute a continuing waiver unless expressly provided. No waiver shall be effective unless made in writing and signed by the Party to be charged with such waiver.

Section 16.8 Limitation of Liability. NOTWITHSTANDING ANYTHING IN THIS AGREEMENT TO THE CONTRARY, NEITHER PARTY SHALL BE LIABLE TO THE OTHER PARTY FOR SPECIAL, INDIRECT, CONSEQUENTIAL, PUNITIVE OR EXEMPLARY DAMAGES SUFFERED BY SUCH PARTY RESULTING FROM OR ARISING OUT OF THIS AGREEMENT OR THE BREACH THEREOF OR UNDER ANY OTHER THEORY OF LIABILITY, WHETHER TORT, NEGLIGENCE, STRICT LIABILITY, BREACH OF CONTRACT, WARRANTY, INDEMNITY OR OTHERWISE, INCLUDING LOSS OF USE, INCREASED COST OF OPERATIONS, LOSS OF PROFIT OR REVENUE, OR BUSINESS INTERRUPTIONS; PROVIDED, HOWEVER, THAT THE FOREGOING LIMITATION SHALL NOT APPLY TO ANY DAMAGE CLAIM ASSERTED BY OR AWARDED TO A THIRD PARTY FOR WHICH A PARTY WOULD OTHERWISE BE LIABLE UNDER ANY INDEMNIFICATION PROVISION SET FORTH HEREIN.

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN

REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION,

AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***]

Section 16.9 Headings. The headings and captions in this Agreement have been inserted for convenience of reference only and shall not define or limit any of the terms and provisions hereof.

Section 16.10 Rights and Remedies. Except as otherwise provided in this Agreement, each Party reserves to itself all rights, counterclaims, other remedies and defenses that such Party is or may be entitled to arising from or out of this Agreement or as otherwise provided by law.

Section 16.11 No Partnership. Nothing contained in this Agreement shall be construed to create an association, trust, partnership or joint venture or impose a trust, fiduciary or partnership duty, obligation or liability on or with regard to any Party.

Section 16.12 Rules of Construction. In construing this Agreement, the following principles shall be followed:

(a) no consideration shall be given to the fact or presumption that one Party had a greater or lesser hand in drafting this Agreement;

(b) examples shall not be construed to limit, expressly or by implication, the matter they illustrate;

(c) the word “includes” and its syntactical variants mean “includes, but is not limited to,” “includes without limitation” and corresponding syntactical variant expressions;

(d) the plural shall be deemed to include the singular and vice versa, as applicable;

(e) references to any Person (including any Governmental Authority) shall include such Person’s permitted successors and assigns;

(f) reference to any agreement, document or instrument shall mean such agreement, document or instrument as amended, replaced, restated or modified and in effect from time to time in accordance with the terms thereof;

(g) references to any Applicable Law (including any statute referenced in this Agreement) means such Applicable Law as amended, modified, codified, replaced or re-enacted, in whole or in part, and in effect from time to time, including rules and regulations promulgated thereunder, and references to any section or other provision of any Applicable Law means that provision of such Applicable Law from time to time in effect and constituting the substantive amendment, modification, codification, replacement or re-enactment of such section or other provision;

(h) references to any Exhibit, Article, Section or other sub-section shall be references to an Exhibit, Article, Section or other sub-section of this Agreement; and

(i) references to currency shall be references to the lawful money of the United States, unless otherwise indicated, and any payments and transfers of funds shall be made in immediately available funds.

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN

REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION,

AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***]

Section 16.13 No Third Party Beneficiaries. This Agreement is for the sole benefit of the Parties and their respective successors and permitted assigns, and shall not inure to the benefit of any other Person whomsoever or whatsoever, it being the intention of the Parties that no third Person shall be deemed a third party beneficiary of this Agreement.

Section 16.14 Further Assurances. Each Party shall take such acts and execute and deliver such documents as may be reasonably required to effectuate the purposes of this Agreement.

Section 16.15 Counterpart Execution. This Agreement may be executed in any number of counterparts, each of which shall be considered an original, and all of which shall be considered one and the same instrument. A signed copy of this Agreement delivered by facsimile, e-mail or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Agreement.

Section 16.16 Memorandum of Agreement. Contemporaneously with the execution of this Agreement, the Parties shall execute, acknowledge, deliver and record a “short form” memorandum of this Agreement in the form of Exhibit D attached hereto (as modified, including by the addition of any required property descriptions, required by local law and practice to put such memorandum of record and put third parties on notice of this Agreement), which shall be placed of record in each state and county in which the currently-existing Dedicated Properties are located. The Parties further agree that such memoranda shall be executed and delivered by the Parties from time to time at either Producer’s or Gatherer’s reasonable request to evidence any additions or additional areas or Interests to, or permanent releases from, the dedication and commitment made by Producer under this Agreement.

[Signature Page(s) Follows]

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN

REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION,

AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***]

IN WITNESS WHEREOF, the Parties have duly executed this Agreement to be effective for all purposes on the Effective Date.

OASIS PETROLEUM NORTH AMERICA LLC

By:
Name:
Title:

OASIS MIDSTREAM SERVICES LLC

By:
Name:
Title:

OASIS MIDSTREAM PARTNERS LP

By:
Name:
Title:

PRODUCED AND FLOWBACK WATER GATHERING AND DISPOSAL AGREEMENT – WILD BASIN

SIGNATURE PAGE

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN

REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION,

AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***]

EXHIBIT A

DEDICATED ACREAGE

The outlined area noted in black below shall be the Dedicated Acreage.

T153N
R98W
T153N
R97W
T152N
R99W
T152N
R98W
T152N
R97W
T151N
R99W
T151N
R98W
T151N
R97W
Sources: Esri, HERE, DeLorme, USGS, Intermap, INCREMENT P, NRCan, Esri Japan, METI, Esri China (Hong Kong), Esri Korea, Esri (Thailand), MapmyIndia, NGCC, © OpenStreetMap contributors, and the GIS User Community
LOCATION MAP
OMS Produced Water Dedication
OMS Operated DSUs
0 0.4 0.8 1.2 1.6 2 2.4 Miles
1 in = 2 miles

CONFIDENTIAL

Coordinate System: NAD 1927 UTM Zone 13N
Projection: Transverse Mercator
Datum: North American 1927
False Easting: 1,640,416.6667
False Northing: 0.0000
Central Meridian: -105.0000
Scale Factor: 0.9996
Latitude Of Origin: 0.0000
Units: Foot US

OASIS

DRAFT

Exhibit A

to Produced Water Dedication Agreement

McKenzie County, ND

Date: 21 September 2015

Revised Date: 5/12/2017

Exhibit A – Page 1

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN

REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION,

AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***]

EXHIBIT B

GATHERING SYSTEM

T153N R98W
T153N R97W
T152N R99W
T152N R98W
T152N R97W
T151N R99W
T151N R98W
T151N R97W
Sources: Esri, HERE, DeLorme, USGS, Intermap, INCREMENT P, NRCan, Esri Japan, METI, Esri China (Hong Kong), Esri Korea, Esri (Thailand), MapmyIndia, NGCC, © OpenStreetMap contributors, and the GIS User Community
LOCATION MAP
Current Produced Water Pipelines
Preliminary Future Produced Water Pipelines
OMS Produced Water Dedication
OMS Operated DSUs
0 0.4 0.8 1.2 1.6 2 2.4 Miles
1 in = 2 miles
CONFIDENTIAL
Coordinate System: NAD 1927 UTM Zone 13N
Projection: Transverse Mercator
Datum: North American 1927
False Northing: 0.0000
Central Meridian: -105.0000
Scale Factor: 0.9996
Latitude Of Origin: 0.0000
Units: Foot US
OASIS
DRAFT
Exhibit B
to Produced Water Dedication Agreement
McKenzie County, ND
5/12/2017

Exhibit C – Page 1

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN

REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION,

AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***]

EXHIBIT C

FORM OF RIGHT OF WAY AGREEMENT

RIGHT OF WAY AND EASEMENT AGREEMENT

KNOW ALL PERSONS BY THESE PRESENTS,                     , whose address is                      (“Owner”, whether one or more), for and in consideration of Twenty-Five Dollars ($25.00) and other good and valuable consideration in hand paid, the receipt and sufficiency of which are hereby acknowledged, does hereby GRANT, BARGAIN, SELL, CONVEY and WARRANT unto Oasis Midstream Services LLC, whose address is 1001 Fannin Street, Suite 1500, Houston, Texas 77002, its successors and assigns (“OMS”), and Oasis Midstream Partners LP, whose address is 1001 Fannin Street, Suite 1500, Houston, Texas 77002, its successors and assigns (“MLP”, and collectively with OMS, “Grantee”) a perpetual and permanent right-of-way and easement (the “ROW”) of Fifty feet (50’) in width for the placement of up to four (4) Pipelines (as defined herein). The ROW is granted for the purpose of laying, constructing, maintaining, operating, inspecting, repairing, replacing, protecting, changing the size of and removing pipelines and appurtenances thereto for the transportation of oil, gas, fresh water, production water, kindred substances and vapors or the products thereof (the “Pipelines”) upon and along a route to be selected by Grantee in consultation with Owner on, under and across lands of Owner, situated in the County of                 , State of                 , described as follows:

Township                              , Range

Section     :

More particularly shown on Plat marked Exhibit “A”, and by this reference made a part hereof.

In addition to the ROW described above, during any period of time that Grantee is installing or maintaining the Pipelines, Owner does HEREBY GRANT, BARGAIN, SELL, CONVEY AND WARRANT unto Grantee a temporary easement of Seventy-Five feet (75’) in width, except that such easement shall be to a width of One Hundred feet (100’) at all road, ditch, and waterway crossings and any areas of severely uneven ground.

The aforesaid rights and the ROW are granted as and from the date hereof, and shall be perpetual, on the following terms and conditions, which are hereby mutually agreed to by and between Owner and Grantee.

1. Together with an easement for restricted rights of ingress and egress to, from and along said pipeline(s) and facilities of Grantee on, over and across said lands and adjacent lands of Owner, and Grantee shall have all privileges necessary or convenient for the full use and enjoyment of the rights herein granted.

2. Grantee may record this Right of Way Agreement attaching a plat as Exhibit “A” (incorporated herein by reference) of the actual route of the facilities constructed hereunder and/or of the ingress/egress easement to further identify the locations thereof.

3. Grantee shall bury the top of its pipelines at or below Four feet (4’) in depth. Grantee shall restore the land as soon as practicable after the pipelines are completed. Restoration shall be made as near as practicable to the condition when Grantee first entered onto the land. Grantee’s agreement to bury all pipelines shall in no way restrict Grantee from installing above ground appurtenant facilities (markers, risers, headers, block valves, monitors, cathodic protection equipment, electrical power lines, etc.) necessary for the operations of said pipelines; however Grantee agrees to reasonably attempt to locate said appurtenant facilities so as to minimize the impact of same to Owner’s use of the land covered herein.

Exhibit C – Page 2

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN

REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION,

AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***]

4. Owner and its successors and assigns reserves all oil, gas and minerals, if owned, on and under said lands and the right to farm, graze and otherwise fully use and enjoy said lands; provided that Owner agrees not to construct or create any obstruction, structure, or engineering work on the herein granted right of way that will interfere with rights and interests of Grantee herein granted, and provided further that Grantee shall have the right hereafter to keep clear obstructions from the herein granted right of way and ingress/egress easement. Grantee agrees to pay Owner or any tenant, as their interest may appear, for actual damages to crops, pasture, timber, livestock, fences and other improvements on said premises which may arise from exercise of the rights herein granted, provided Grantee shall not be liable for damages for future clearing of the right of way and ingress/egress easement in exercise of the rights herein granted.

5. Grantee shall be liable for reclamation and damages resulting from a breach or spill.

6. Grantee agrees to comply with all applicable state and local regulations.

7. This Agreement may be executed in several counterparts, each of which shall be an original of this Agreement but all of which, taken together, shall constitute one and the same Agreement and be binding upon the parties who executed any counterpart, regardless of whether it is executed by all parties named herein.

8. Owner agrees to grant additional lateral right of ways and perpetual easements that Grantee may need to connect to any well or wells, production facilities and/or compressor stations. This additional grant includes the pipelines needed to transport oil, gas, fresh water, production water, kindred substances and vapors. Owner will be paid for the additional lateral right of ways and perpetual easements based on the same terms agreed upon in the Payment Agreement of even date herewith. Grantee will have the right to amend this Right of Way and Easement Agreement by filing an amendment, executed solely by Grantee, with new plats showing the location of the additional lateral right of ways and perpetual easements.

9. This instrument together with the Payment Agreement for Right of Way and Easement dated                      constitutes the entire agreement and understanding of the parties and supersedes all prior understandings, negotiations and agreements of the parties related to the subject matter hereof. Each party agrees to give the other a 30 day right to cure after notice of any default before seeking termination or exercising any other remedy.

TO HAVE AND TO HOLD said right of way and easement unto said Grantee, its successors and assigns for so long as same are used for the purposes herein granted. All provisions hereof are appurtenant to, run with and burden the above described land, and are binding upon and inure to the benefit of the successors, assigns, heirs, executors, administrators and other legal representatives of each of the parties.

Exhibit C – Page 3

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN

REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION,

AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***]

Executed this day of , 20 .

Owner:	Grantee:

Oasis Midstream Services LLC

Name:
Title:

Oasis Midstream Partners LP

Name:
Title:

Exhibit C – Page 4

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN

REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION,

AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***]

ACKNOWLEDGEMENTS

STATE OF

COUNTY OF

On this              day of                         , in the year             , before me personally appeared                                                          , known to me (or proved to me on the oath of                         ) to be the person who is described in and who executed the within and foregoing instrument, and acknowledged to me that (he/she/they) executed the same.

(Seal)
Notary Public in and for the State of
Printed Name:
Commission Expires:

STATE OF

COUNTY OF

On this              day of                         , in the year             , before me personally appeared                                         , known to me (or proved to me on the oath of                     ) to be the attorney-in-fact of the limited liability company described in and that executed the within instrument, and acknowledged to me that such corporation executed the same.

(Seal)
Notary Public in and for the State of
Printed Name:
Commission Expires:

STATE OF

COUNTY OF

On this              day of                                 , in the year             , before me personally appeared                 , known to me (or proved to me on the oath of                         ) to be the                          of the limited partnership described in and that executed the within instrument, and acknowledged to me that such corporation executed the same.

(Seal)
Notary Public in and for the State of
Printed Name:
Commission Expires:

Exhibit C – Page 5

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN

REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION,

AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***]

PAYMENT AGREEMENT FOR RIGHT OF WAY AND EASEMENT AGREEMENT

This agreement entered into this             day of                    , 2017 between                     , husband and wife whose address is                         (“Owner”), Oasis Midstream Services LLC, whose address is 1001 Fannin, Suite 1500, Houston, Texas 77002, its successors or assigns (“OMS”), and Oasis Midstream Partners LP, whose address is 1001 Fannin, Suite 1500, Houston, Texas 77002, its successors or assigns (“MLP”, and collectively with OMS, “Grantee”). In consideration of Twenty Five Dollars ($25.00) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Owner hereby consents and agrees to the payment arrangement set out below regarding that certain Right of Way and Easement Agreement from Owner to Grantee (“ROW Agreement”) covering the following described lands located in                      County, North Dakota:

Township             North, Range             West, 5th P.M.

Section     :

Grantor acknowledges receipt of $500.00 as a down payment. The pipeline payment of $             per rod is to be paid per pipeline for up to four (4) pipelines. The down payment will be deducted from the calculation of the total payment. The balance of the consideration due, if any, will be paid within thirty (30) days of the completion of a final survey of the pipelines as installed. In the event it is necessary to place an additional line or lines, not to exceed four (4) lines, in a new lateral Right of Way, then Grantee agrees to pay Owner $             per rod for the placement of each additional pipeline that is placed in the lateral Right of Way.

Grantee agrees to pay, in addition to the aforementioned payment, either (i) One Thousand Dollars and no/100 ($1,000.00) per mile, or (ii) the established yield as determined by the Farm Service Agency office per mile of growing or planted crops, or hay land, where applicable, within the right of way under the ROW Agreement which were destroyed as a direct result of the initial construction and installation of the Facilities.

If said Grantor owns less interest in the above described land than the entire and undivided fee simple estate therein, then the payments herein provided for shall be paid the said Grantor only in the proportion which Grantor’s interest bears to the whole and undivided fee.

It is expressly understood and agreed that the above specified payment for the ROW Agreement is contingent upon construction.

Exhibit C – Page 6

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN

REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION,

AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***]

Owner:	Grantee:

Oasis Midstream Services LLC

Name:
Title:

Oasis Midstream Partners LP

Name:
Title:

Exhibit C – Page 7

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN

REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION,

AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***]

EXHIBIT D

FORM OF MEMORANDUM OF AGREEMENT

MEMORANDUM OF AGREEMENT

This MEMORANDUM OF PRODUCED AND FLOWBACK WATER GATHERING AND DISPOSAL AGREEMENT (this “Memorandum”) is entered into effective [            ], 2017 (the “Effective Date”), by and between OASIS PETROLEUM NORTH AMERICA LLC (“Producer”), with an address of 1001 Fannin, Suite 1500 Houston TX 77002, OASIS MIDSTREAM SERVICES LLC (“OMS”), with an address of 1001 Fannin, Suite 1500 Houston TX 77002, and OASIS MIDSTREAM PARTNERS LP (“MLP”, and collectively with OMS, “Gatherer”), with an address of 1001 Fannin, Suite 1500 Houston TX 77002.

WHEREAS, Producer and Gatherer entered into that certain Produced and Flowback Water Gathering and Disposal Agreement effective [            ], 2017 (the “Agreement”), pursuant to which Gatherer will provide certain gathering, disposal and other services as therein set forth;

WHEREAS, any capitalized term used, but not defined, in this Memorandum shall have the meaning ascribed to such term in the Agreement; and

WHEREAS, the Parties desire to file this Memorandum of record in the real property records of McKenzie County, North Dakota, described on Attachment 1 hereto (the “Dedicated Acreage”), to give notice of the existence of the Agreement and certain provisions contained therein;

NOW THEREFORE, FOR GOOD AND VALUABLE CONSIDERATION, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1. Notice. Notice is hereby given of the existence of the Agreement and all of its terms, covenants and conditions to the same extent as if the Agreement was fully set forth herein. Certain provisions of the Agreement are summarized in Sections 2 through 3 below.

2. Dedication. Subject to the exceptions, exclusions and reservations set forth in the Agreement and the other terms and conditions of the Agreement, Producer has exclusively dedicated the Dedicated Properties to Gatherer for the performance of the Services under the Agreement and commits to deliver to Gatherer, as and when produced, all Dedicated Saltwater into the Disposal System for the performance of the Services under the Agreement.

3. Covenant Running with the Land. Subject to the exceptions, exclusions and reservations set forth in the Agreement and the other terms and conditions of the Agreement, the Parties intend that the dedication and commitment made by Producer under the Agreement be a covenant running with (a) the Dedicated Properties, as a burden on Producer’s title thereto and binding on successors-in-interest in and to the Dedicated Properties, and (b) the Disposal System, as a benefit accruing to Gatherer’s title thereto and inuring to the benefit of successors-in-interest to the Disposal System. Producer shall not Transfer any or all of its interest in any

Exhibit D – Page 1

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN

REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION,

AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***]

Dedicated Property unless (i) Producer obtains and delivers to Gatherer a written acknowledgment by the Transferee in favor of Gatherer acknowledging that the Transferred Dedicated Property shall remain subject to the Agreement in all respects and (ii) each instrument of conveyance expressly so states.

4. No Amendment to Agreement. This Memorandum is executed and recorded solely for the purpose of giving notice and shall not amend or modify the Agreement in any way.

[Signature Page(s) Follows]

Exhibit D – Page 2

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN

REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION,

AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***]

IN WITNESS WHEREOF, this Memorandum has been signed by or on behalf of each of the Parties as of the Effective Date.

OASIS PETROLEUM NORTH AMERICA LLC

By:
Name:
Title:

OASIS MIDSTREAM SERVICES LLC

By:
Name:
Title:

OASIS MIDSTREAM PARTNERS LP

By:
Name:
Title:

Exhibit D – Page 3

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN

REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION,

AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***]

ACKNOWLEDGEMENTS

STATE OF [ ]	§
§
COUNTY OF [ ]	§
§

The foregoing instrument was acknowledged before me on the      day of                     , 2017, by [            ], [            ] of Oasis Petroleum North America LLC, a Delaware limited liability company, on behalf of said entity.

Notary Public in and for

Printed or Typed Name of Notary

STATE OF [ ]	§
§
COUNTY OF [ ]	§
§

The foregoing instrument was acknowledged before me on the      day of                     , 2017, by [            ], [            ] of Oasis Midstream Services LLC, a Delaware limited liability company, on behalf of said entity.

Notary Public in and for

Printed or Typed Name of Notary

Exhibit D – Page 4

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN

REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION,

AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***]

STATE OF [ ]	§
§
COUNTY OF [ ]	§
§

The foregoing instrument was acknowledged before me on the      day of                     , 2017, by [            ], [            ] of Oasis Midstream Partners LP, a Delaware limited partnership, on behalf of said entity.

Notary Public in and for

Printed or Typed Name of Notary

Exhibit D – Page 5

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN

REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION,

AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***]

Attachment 1

DEDICATED ACREAGE

[Description to be included.]

Exhibit D – Page 6

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN

REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION,

AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***]

EXHIBIT E

FORM OF MONTHLY STATEMENT

OASIS MIDSTREAM SERVICES	Invoice Number:
Contact: [***]	Invoice Date:
Phone: [***]	Service Date:
Email: [***]

PRODUCED AND FLOWBACK WATER INVOICE

Producer:	OASIS PETROLEUM NORTH AMERICA LLC
1001 FANNIN, SUITE 1500
HOUSTON, TX 77002

Area	Receipt Point Volumes (BoW)	Service Date	Description	Volumes (BoW)	Rate	Total
Wild Basin	[***]		Gathering Fee	[***]	[***]	[***]
			Trucking Fee(1)	[***]	[***]	[***]
Disposal Fee:
			Produced Water	[***]	[***]	[***]
			Flowback Water	[***]	[***]	[***]
			Excluded Water	—	[***]	—

				Total Due		[***]

(1)	Trucking fees are estimated if actual costs are not yet available and will be trued up to actual third party invoiced cost not to exceed the Gathering Fee.
*	Individual Receipt Point allocation to be provided on a Monthly basis

Exhibit E – Page 1

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN

REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION,

AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***]

EXHIBIT F

EXCLUDED WELLS

None.

Exhibit F – Page 1

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN

REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION,

AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***]

EXHIBIT G

FEES

(a) Producer shall pay Gatherer each Month the following Fees for the volumes of Saltwater received by Gatherer at the Receipt Points:

(i) a gathering fee of $[***] per Barrel (as such fee may be increased in accordance with clause (b) of this Exhibit G, the “Gathering Fee”); and

(ii) a disposal fee (as such fee may be increased in accordance with clause (b) of this Exhibit G, the “Disposal Fee”) of:

(A) $[***] per Barrel for Produced Water;

(B) $[***] per Barrel for Flowback Water; and

(C) $[***] per Barrel of Excluded Water.

(b) The Fees shall escalate at a fixed annual percentage of [***]% beginning January 1st, [***]. Such adjustment shall be made effective upon the first Day of each Contract Year commencing in the Contract Year beginning in [***].

Exhibit G – Page 1

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN

REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION,

AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***]

EXHIBIT H

GATHERER PROVISIONS

OMS and MLP hereby agree that the Fees received pursuant to the Agreement shall be allocated on a quarterly basis to the applicable DevCo or DevCos whose assets were utilized in the performance of the Services. OMS and MLP hereby further agree that each DevCo whose assets were utilized in the performance of the Services shall be allocated on a quarterly basis the actual costs incurred to operate and maintain, or reasonably allocable to the operation and maintenance of, (in each case, including capital maintenance expenses) the assets owned by such DevCo.

Exhibit H – Page 1